                       SUBSIDIARIES OF THE COMPANY

EMPIRE GAS CORPORATION                                            MO
    EMPIRE GAS OPERATING CORPORATION#                             MO
       EMPIREGAS INC. OF LINCOLN                                  AR
       EMPIREGAS INC. OF SILOAM SPRINGS                           AR
       EMPIREGAS INC. OF WARREN                                   AR
       EMPIREGAS INC. OF GLOBE                                    AZ
       EMPIREGAS INC. OF ELSINORE                                 CA
       EMPIREGAS INC. OF ESCONDIDO                                CA
       EMPIREGAS INC. OF LOS ANGELES                              CA
       EMPIREGAS INC. OF MODESTO                                  CA
       EMPIREGAS INC. OF SANTA PAULA                              CA
       EMPIREGAS INC. OF PLACERVILLE                              CA
       EMPIREGAS INC. OF POMONA                                   CA
       EMPIREGAS INC. OF SACRAMENTO                               CA
       EMPIREGAS INC. OF SUSANVILLE                               CA
       EMPIREGAS INC. OF YUCCA VALLEY                             CA
       EMPIREGAS INC. OF BOULDER                                  CO
       EMPIREGAS INC. OF CANON CITY                               CO
       EMPIREGAS INC. OF CASTLE ROCK                              CO
       EMPIREGAS INC. OF COLORADO SPRINGS                         CO
       EMPIREGAS INC. OF DENVER                                   CO
       EMPIREGAS INC. OF EVERGREEN                                CO
       SALGAS INC. OF FAIRPLAY                                    CO
       EMPIREGAS INC. OF FORT COLLINS                             CO
       EMPIREGAS INC. OF FOWLER                                   CO
       EMPIREGAS INC. OF GREELEY                                  CO
       EMPIREGAS INC. OF GRAND JUNCTION                           CO
       EMPIREGAS INC. OF LONGMONT                                 CO
       EMPIREGAS INC. OF LOVELAND                                 CO
       EMPIREGAS INC. OF MONTE VISTA                              CO
       EMPIREGAS INC. OF PUEBLO                                   CO
       EMPIREGAS INC. OF WOODLAND PARK                            CO
       SALGAS INC. OF GUNNISON                                    CO
       SALIDA GAS CO., INC.                                       DE
       GINCO GAS COMPANY INC.                                     CO
       EMPIREGAS INC. OF BOISE                                    ID
       EMPIREGAS INC. OF BREMERTON                                WA
       EMPIREGAS INC. OF CLINTON, ILL                             DE
       EMPIREGAS INC. OF GALVA                                    DE
       EMPIREGAS INC. OF HOOPESTON                                DE
       EMPIREGAS INC. OF JACKSONVILLE                             DE
       EMPIREGAS INC. OF VANDALIA                                 DE
       EMPIREGAS INC. OF BRANDON                                  IA
       EMPIREGAS INC. OF CENTERVILLE                              IA


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       EMPIREGAS INC. OF HORNICK                                  IA
       EMPIREGAS INC. OF ONAWA                                    IA
       EMPIREGAS INC. OF TIPTON                                   IA
       EMPIREGAS INC. OF WAUKON                                   IA
       EMPIREGAS INC. OF ARMA                                     KS
       EMPIREGAS INC. OF ARNAUDVILLE                              LA
       EMPIREGAS INC. OF EUNICE                                   DE
       EMPIREGAS INC. OF LAFAYETTE                                LA
       EMPIREGAS INC. OF LAKE CHARLES                             LA
       EMPIREGAS INC. OF LAKE PROVIDENCE                          LA
       EMPIREGAS INC. OF OAK GROVE                                LA
       EMPIREGAS INC. OF BIG RAPIDS                               MI
       EMPIREGAS INC. OF CHARLOTTE                                MI
       EMPIREGAS INC. OF CHASSEL                                  MI
       EMPIREGAS INC. OF COLEMAN                                  MI
       EMPIREGAS INC. OF DURAND                                   MI
       EMPIREGAS INC. OF GAYLORD                                  MI
       EMPIREGAS INC. OF JACKSON                                  MI
       EMPIREGAS INC. OF KALAMAZOO                                MI
       EMPIREGAS INC. OF MARQUETTE                                MI
       EMPIREGAS INC. OF MUNISING                                 MI
       EMPIREGAS INC. OF TRAVERSE CITY                            MI
       EMPIREGAS INC. OF VASSAR                                   MI
       EMPIREGAS OF LE SUER INC.                                  MN
       EMPIREGAS OF ZUMBRO FALLS, INC.                            MN
       EMPIRE TANK LEASING CORPORATION                            DE
       EMPIREGAS EQUIPMENT CORPORATION                            CA
       EMPIRE UNDERGROUND STORAGE, INC.                           KS
       EMPIRE INDUSTRIAL SALES CORPORATION                        OK
       UTILITY COLLECTION CORPORATION                             DE
       EMPIREGAS TRANSPORTS, INC. (MO)                            DE
       EMPIRE AVIATION CORPORATION                                DE
       EMPIREGAS TRANSPORTS, INC.-OREGON                          OR
       EMPIREGAS INC. OF CLINTON, MO                              DE
       EMPIREGAS INC. OF KANSAS CITY                              DE
       EMPIREGAS INC. OF BOLIVAR                                  DE
       EMPIREGAS INC. OF BOWLING GREEN                            DE
       EMPIREGAS INC. OF BUFFALO                                  DE
       EMPIREGAS INC. OF ADRIAN                                   DE
       EMPIREGAS INC. OF CAMDENTON                                DE
       EMPIREGAS INC. OF CARTHAGE                                 DE
       EMPIREGAS INC. OF COLE CAMP                                DE


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       EMPIREGAS INC. OF CUBA                                     DE
       EMPIREGAS OF EL DORADO SPRINGS, INC.                       DE
       EMPIREGAS INC. OF ELSBERRY                                 DE
       EMPIREGAS INC. OF MID-MISSOURI                             DE
       EMPIREGAS INC. OF HERMITAGE                                DE
       EMPIREGAS INC. OF HIGGINSVILLE                             MO
       EMPIREGAS INC. OF HUMANSVILLE                              DE
       EMPIREGAS INC. OF KIRKSVILLE                               DE
       EMPIREGAS INC. OF LAURIE                                   DE
       EMPIREGAS INC. OF MARSHALL                                 MO
       EMPIREGAS INC. OF MILLER                                   DE
       THRIF-T-GAS INC. OF BLACKWATER                             DE
       EMPIREGAS INC. OF OWENSVILLE                               DE
       EMPIREGAS INC. OF PALMYRA                                  DE
       EMPIREGAS INC. OF POTOSI                                   DE
       EMPIREGAS INC. OF RICHLAND                                 DE
       EMPIREGAS INC. OF ROLLA                                    DE
       EMPIREGAS INC. OF WARSAW, MO                               DE
       EMPIREGAS INC. OF WAYNESVILLE, MO                          DE
       EMPIREGAS INC. OF WENTZVILLE                               DE
       EMPIREGAS INC. OF MORGAN COUNTY                            DE
       EMPIREGAS INC. OF LAKE OZARK                               DE
       THRIFT-T-GAS CO., INC.                                     DE
       EMPIREGAS INC. OF PARIS, MO                                DE
       EMPIREGAS INC. OF HIAWASSEE                                DE
       EMPIREGAS INC. OF MURPHY                                   NC
       EMPIREGAS INC. OF NORTH CAROLINA                           NC
       EMPIREGAS INC. OF ROCKY MOUNT                              NC
       EMPIREGAS INC. OF WASHINGTON                               NC
       EMPIREGAS INC. OF WAYNESVILLE, NC                          NC
       EMPIREGAS INC. OF WILMINGTON                               NC
       EMPIREGAS INC. OF WILSON                                   NC
       EMPIREGAS INC. OF ZEBULON                                  NC
       EMPIREGAS INC. OF DOVER                                    DE
       EMPIREGAS INC. OF MOUNT VERNON                             OH
       EMPIREGAS INC. OF COLUMBIANA                               OH
       EMPIREGAS INC. OF TOLEDO                                   OH
       EMPIREGAS INC. OF BRISTOW, INC.                            OK
       EMPIREGAS INC. OF COLCORD, INC.                            OK
       EMPIREGAS INC. OF GROVE, INC.                              OK
       EMPIREGAS INC. OF HITICHITA, INC.                          OK
       EMPIREGAS INC. OF STIGLER, INC.                            OK


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       EMPIREGAS INC. OF VINITA, INC.                             OK
       EMPIREGAS INC. OF WESTVILLE, INC.                          OK
       EMPIREGAS INC. OF ALBANY                                   OR
       EMPIREGAS INC. OF COQUILLE                                 OR
       EMPIREGAS INC. OF HERMISTON                                OR
       EMPIREGAS INC. OF MEDFORD                                  OR
       EMPIREGAS INC. OF NORTH BEND                               OR
       EMPIREGAS INC. OF REEDSPORT                                OR
       EMPIREGAS INC. OF SANDY                                    DE
       EMPIREGAS INC. OF THE DALLES                               OR
       EMPIREGAS INC. OF AIKEN                                    SC
       EMPIREGAS INC. OF GOOSE CREEK                              SC
       EMPIREGAS OF NORTH MYRTLE BEACH, INC.                      OK
       EMPIREGAS INC. OF ORANGEBURG                               SC
       EMPIREGAS INC. OF CANTON                                   TX
       EMPIREGAS INC. OF GALVESTON                                TX
       EMPIREGAS INC. OF PADUCAH                                  TX
       EMPIREGAS INC. OF WILLS POINT                              TX
       EMPIREGAS INC. OF ORANGE COUNTY                            TX
       EMPIREGAS INC. OF WACO                                     TX
       EMPIREGAS INC. OF PARIS, TX                                TX
       EMPIREGAS INC. OF DALLAS, TX                               TX
       EMPIREGAS INC. OF KEMP                                     TX
       EMPIREGAS INC. OF SAN ANTONIO                              TX
       EMPIREGAS INC. OF AUBURN                                   WA
       EMPIREGAS INC. OF CHEHALIS                                 WA
       EMPIREGAS INC. OF SUNNYSIDE                                WA
       EMPIREGAS INC. OF WENATCHEE                                WA
       EMPIREGAS INC. OF YAKIMA                                   WA
       EMPIREGAS INC. OF CHETEK                                   WI
       EMPIREGAS INC. OF EAU CLAIRE                               WI
       EMPIREGAS INC. OF MENOMONIE                                WI
       EMPIREGAS INC. OF MERILLAN                                 WI
       EMPIREGAS INC. OF SHELL LAKE                               WI
       EMPIREGAS INC. OF WILKESBORO                               NC
       EMPIREGAS INC. OF HENDERSVILLE                             NC
       EMPIREGAS INC. OF CARTHAGE                                 NC
       EMPIREGAS INC. OF APEX                                     NC
       EMPIREGAS INC. OF DURHAM                                   NC
       EMPIREGAS INC. OF WARRENTON                                NC


       EMPIRE ENERGY CORPORATION*                                 TN
           EMPIREGAS INC. OF ARAB*                                DE
           EMPIREGAS INC. OF ATHENS, AL*                          DE
           EMPIREGAS INC. OF BELLE MINA*                          DE
           EMPIREGAS INC. OF CULLMAN*                             DE
           EMPIREGAS INC. OF DALEVILLE*                           DE

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           EMPIREGAS INC. OF DOTHAN*                              DE
           EMPIREGAS INC. OF DOUBLE SPRINGS*                      DE
           EMPIREGAS INC. OF FAYETTE*                             DE
           EMPIREGAS INC. OF FORT PAYNE*                          DE
           JEFFERSON COUNTY GAS CO.*                              DE
           EMPIREGAS INC. OF GERALDINE*                           DE
           EMPIREGAS INC. OF HENAGAR*                             DE
           EMPIREGAS INC. OF HUNTSVILLE*                          DE
           EMPIREGAS INC. OF ONEONTA*                             DE
           EMPIREGAS INC. OF SKYLINE*                             DE
           EMPIREGAS INC. OF ALBERTVILLE*                         DE
           EMPIREGAS INC. OF NEW HOPE*                            DE
           EMPIREGAS INC. OF BATESVILLE*                          AR
           EMPIREGAS INC. OF BELLA VISTA*                         AR
           EMPIREGAS INC. OF BLYTHEVILLE*                         AR
           EMPIREGAS INC. OF HARDY*                               AR
           EMPIREGAS INC. OF HARRISON*                            AR
           EMPIREGAS INC. OF HORSESHOE BEND*                      AR
           EMPIREGAS INC. OF MELBOURNE*                           AR
           EMPIREGAS INC. OF MOUNTAIN HOME*                       AR
           EMPIREGAS INC. OF ROGERS*                              AR
           EMPIRE BUILDING CORPORATION*                           DE
           EMPIRE EQUIPMENT CORPORATION*                          DE
           EMPIREGAS TRUCKING CORPORATION (JASPER)*               DE
           EMPIREGAS INC. OF CROSS CITY*                          DE
           EMPIREGAS INC. OF CRYSTAL RIVER*                       DE
           EMPIREGAS INC. OF DADE CITY*                           FL
           EMPIREGAS INC. OF GROVELAND*                           FL
           EMPIREGAS INC. OF LEESBURG*                            FL
           EMPIREGAS INC. OF PANAMA CITY*                         FL
           EMPIREGAS INC. OF PENSACOLA*                           FL
           EMPIREGAS INC. OF PORT RICHEY*                         FL
           EMPIREGAS INC. OF RIVERVIEW*                           FL
           EMPIREGAS INC. OF BAINBRIDGE*                          DE
           EMPIREGAS INC. OF BLAIRSVILLE*                         DE
           EMPIREGAS INC. OF BLAKELY*                             DE
           EMPIREGAS INC. OF BLUE RIDGE*                          DE
           EMPIREGAS INC. OF CARTERSVILLE*                        DE
           EMPIREGAS INC. OF CLERMONT*                            DE
           EMPIREGAS INC. OF DALTON*                              DE
           EMPIREGAS INC. OF DAWSON*                              DE
           EMPIREGAS INC. OF DONALSONVILLE*                       DE

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           EMPIREGAS INC. OF JASPER*                              DE
           EMPIREGAS INC. OF MOULTRIE*                            DE
           EMPIREGAS INC. OF ROME*                                DE
           EMPIREGAS INC. OF TRENTON*                             DE
           EMPIREGAS INC. OF WARNER ROBINS*                       DE
           NAILS CREEK GAS CO.*                                   DE
           EMPIREGAS INC. OF SANDERSVILLE*                        DE
           EMPIREGAS INC. OF MOUND CITY*                          DE
           EMPIREGAS INC. OF BRYANT*                              IN
           EMPIREGAS INC. OF COLUMBUS*                            IN
           EMPIREGAS INC. OF EVANSVILLE*                          IN
           EMPIREGAS INC. OF GREENSBURG*                          IN
           EMPIREGAS INC. OF HARTFORD CITY*                       IN
           EMPIREGAS INC. OF MARION*                              IN
           EMPIREGAS INC. OF INDIANAPOLIS*                        IN
           EMPIREGAS INC. OF OSGOOD*                              IN
           EMPIREGAS INC. OF PENDLETON*                           IN
           EMPIREGAS INC. OF ROCHESTER*                           IN
           EMPIREGAS INC. OF SCOTTSBURG*                          IN
           EMPIREGAS INC. OF VINCENNES*                           IN
           EMPIREGAS INC. OF WARSAW*                              IN
           EMPIREGAS INC. OF BARDSTOWN*                           KY
           EMPIREGAS INC. OF CORBIN*                              KY
           EMPIREGAS INC. OF CORINTH*                             KY
           EMPIREGAS INC. OF CROFTON*                             KY
           EMPIREGAS INC. OF FALMOUTH*                            KY
           EMPIREGAS INC. OF HAZARD*                              KY
           EMPIREGAS INC. OF WALTON*                              KY
           EMPIREGAS INC. OF HODGENVILLE*                         KY
           EMPIREGAS INC. OF JACKSON*                             KY
           EMPIREGAS INC. OF LA GRANGE*                           KY
           EMPIREGAS INC. OF LEBANON JUNCTION*                    KY
           EMPIREGAS INC. OF LOUISVILLE*                          KY
           EMPIREGAS INC. OF MOREHEAD*                            KY
           EMPIREGAS INC. OF NICHOLASVILLE*                       KY
           EMPIREGAS INC. OF OWENSBORO*                           KY
           EMPIREGAS INC. OF AMORY*                               MS
           EMPIREGAS INC. OF BAY SPRINGS*                         MS
           EMPIREGAS INC. OF BLUE MOUNTAIN*                       MS
           EMPIREGAS INC. OF BRUCE*                               MS
           EMPIREGAS INC. OF COLUMBUS, MS*                        MS
           EMPIREGAS INC. OF JACKSON, MS*                         MS

           EMPIREGAS INC. OF KOSCIUSKO*                           MS
           EMPIREGAS INC. OF PONTOTOC*                            MS
           EMPIREGAS INC. OF WAYNESBORO*                          MS
           EMPIREGAS INC. OF ALTON*                               DE
           EMPIREGAS INC. OF AVA*                                 DE
           EMPIREGAS INC. OF BIRCH TREE*                          DE
           EMPIREGAS INC. OF BLUE EYE*                            DE
           EMPIREGAS INC. OF BRANSON*                             DE
           EMPIREGAS INC. OF CAPE GIRARDEAU*                      DE
           EMPIREGAS INC. OF CASSVILLE*                           DE
           EMPIREGAS INC. OF ELLINGTON*                           DE
           EMPIREGAS INC. OF FAIR GROVE*                          DE
           EMPIREGAS INC. OF GALENA*                              DE
           EMPIREGAS INC. OF HOUSTON, MO*                         DE
           EMPIREGAS INC. OF KIMBERLING CITY*                     DE
           EMPIREGAS INC. OF MALDEN*                              DE
           EMPIREGAS INC. OF MONETT*                              DE
           EMPIREGAS INC. OF MOUNTAIN GROVE*                      DE
           EMPIREGAS INC. OF NEOSHO*                              DE
           EMPIREGAS INC. OF NOEL*                                DE
           EMPIREGAS INC. OF PERRYVILLE*                          DE
           EMPIREGAS INC. OF PIEDMONT*                            DE
           EMPIREGAS INC. OF POPLAR BLUFF*                        DE
           EMPIREGAS INC. OF SPRINGFIELD*                         DE
           EMPIREGAS INC. OF SALEM*                               DE
           EMPIREGAS INC. OF SELIGMAN*                            DE
           EMPIREGAS INC. OF SIKESTON*                            DE
           EMPIREGAS INC. OF WEST PLAINS*                         DE
           EMPIREGAS INC. OF WHEATON*                             DE
           GENERAL GAS CO., INC.*                                 DE
           S. P. GAS CO. OF LEBANON*                              DE
           EMPIREGAS INC. OF MARSHFIELD*                          DE
           EMPIREGAS INC. OF GREENE COUNTY*                       DE
           TRI LAKES GAS CO. INC.*                                DE
           TRI LAKES GAS, INC. OF HIGHLANDVILLE*                  DE
           EMPIREGAS INC. OF ARDMORE*                             TN
           EMPIREGAS INC. OF ATHENS, TN*                          TN
           EMPIREGAS INC. OF CHATTANOOGA*                         TN
           EMPIREGAS INC. OF CLEVELAND*                           TN
           EMPIREGAS INC. OF CLINTON, TN*                         TN
           EMPIREGAS INC. OF COOKEVILLE*                          TN
           EMPIREGAS INC. OF DUNLAP*                              TN

           EMPIREGAS INC. OF FAYETTEVILLE*                        TN
           EMPIREGAS INC. OF KINGSTON*                            TN
           EMPIREGAS INC. OF LEBANON*                             TN
           EMPIREGAS INC. OF LEWISBURG*                           TN
           EMPIREGAS INC. OF LORETTO*                             TN
           EMPIREGAS INC. OF MARYVILLE*                           TN
           EMPIREGAS INC. OF MURFREESBORO*                        TN
           EMPIREGAS INC. OF NEW TAZEWELL*                        TN
           EMPIREGAS INC. OF SEVIERVILLE*                         TN
           EMPIREGAS INC. OF SHELBYVILLE*                         TN
           EMPIREGAS INC. OF SNEEDVILLE*                          TN
           EMPIREGAS INC. OF TULLAHOMA*                           TN


* Pursuant to the Stock Redemption Agreement, dated May 7, 1994, the Company will transfer 100% of the common stock of Empire Energy Corporation to Mr. Robert W. Plaster and certain departing directors, officers, and employees in exchange for 12,004,430 of their shares of the Company's common stock.

#      Immediately prior to the consummation of the Offering, Empire Gas
Operating Corporation, the Company's subsidiary, will merge into the Company.


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